EXHIBIT 10.3


                           OPTION SURRENDER AGREEMENT


     THIS OPTION SURRENDER AGREEMENT ("Agreement") is executed this 30th day of March, 1999, by and among AMERICAN MEDICAL SECURITY HOLDINGS, INC., a Wisconsin corporation ("Company"), AMERICAN MEDICAL SECURITY GROUP, INC. ("AMSG") and WALLACE J. HILLIARD, an individual ("Employee").

                                    RECITALS

     WHEREAS, Employee is a party to that certain Equity Incentive Plan Nonqualified Stock Option Award Agreement with AMSG f/k/a United Wisconsin Services, Inc. dated December 3, 1996, (the "Option Agreement"), a copy of which is attached hereto as EXHIBIT A; and

     WHEREAS, subsequent to the date of the Option Agreement, AMSG effected a spin-off (the "Spin-off") of its managed care business to a new formed corporation, Newco/UWS, Inc. n/k/a United Wisconsin Services, Inc. ("New UWSI");

     WHEREAS, the Spin-off resulted in Employee having stock options with AMSG for 530,000 shares of AMSG stock (the "AMZ Stock Options"), and stock options with New UWSI for 530,000 shares of New UWSI stock (the "UWZ Stock Options"); and

     WHEREAS, Company and Employee are parties to that certain Employment and Noncompetition Agreement dated December 3, 1996, by and between AMSH and Employee (the "Employment Agreement"), a copy of which is attached hereto as EXHIBIT B; and

     WHEREAS, Company has, at all times since December 3, 1996, been a subsidiary of AMSG; and

     WHEREAS, Employee desires to surrender the AMZ Stock Options in exchange for an extended term of employment under the Employment Agreement; and

     WHEREAS, the Company desires to accept such surrender and extend such employment.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows.

1. SURRENDER OF THE OPTIONS. Employee hereby surrenders the AMZ Stock Options to AMSG which consist of 530,000 options to purchase common stock of AMSG pursuant to the Option Agreement, as amended as a consequence of the Spin-off. Employee further acknowledges that the AMZ Stock Options represent all of the options to purchase shares of AMSG held by Employee and that this surrender of the AMZ Stock Options fully waives Employee's rights in and to the AMZ Stock Options and all rights derived therefrom or appertaining thereto, including, but not limited to, any and all vested rights. Notwithstanding the foregoing, the surrender hereunder of the AMZ Stock Options shall in no way affect employee's rights under the UWZ Stock Options; it being the understanding of the parties that whatever rights the Employee has under the UWZ Stock Options shall remain in full force and effect.

2. AMENDMENT OF THE EMPLOYMENT AGREEMENT. In consideration of Employee's surrender of the Options, the Company hereby extends Employee's employment with the Company in accordance with the Amendment to Employment and Noncompetition Agreement in the form attached hereto as EXHIBIT C.

3. NOTICES. Any notice required to be given pursuant to the terms and provisions hereof, unless otherwise indicated herein, shall be in writing and shall be hand-delivered or sent by certified mail, return receipt requested, postage prepaid as follows:

          If to the Company:

                  American Medical Security Holdings, Inc.
                  3100 AMS Blvd.
                  Green Bay, WI  54313
                  Attn: General Counsel

          If to American Medical Security Group, Inc.:

                  American Medical Security Group, Inc.
                  3100 AMS Blvd.
                  Green Bay, WI  54313
                  Attn: General Counsel

          If to Employee:

                  Wallace J. Hilliard
                  Hilliard Limited Partnership
                  840 Willard Drive
                  Green Bay, WI  54313

          Notices shall be deemed given when mailed to the address indicated above, or to such other address as either party may indicate to the other by written notice as herein requested.

4. ENTIRE AGREEMENT. This Agreement contains the entire understanding and the full and complete agreement of the parties, and supersedes and replaces any prior understandings and agreements between the parties, with respect to the subject matter hereof.

5. AMENDMENT. This Agreement may not be altered, amended, assigned or modified except in writing, signed by all of the parties hereto.

6. ASSIGNABILITY. This Agreement and the rights and duties set forth herein may not be assigned by the Employee or the Company, in whole or in part. This Agreement shall be binding on and inure to the benefit of each party and each party's respective heirs, legal representatives, successors and permitted assigns.

7. SEVERABILITY. If any court of competent jurisdiction determines that any provision of this Agreement is invalid or unenforceable, then such invalidity or unenforceability shall have no effect on the other provisions hereof, which shall remain valid, binding and enforceable and in full force and effect, and such invalid or unenforceable provision shall be construed in a manner so as to give the maximum valid and enforceable effect to the intent of the parties expressed therein.

8. WAIVER OF BREACH. The waiver by any party of the breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach by any other party.

9. HEADINGS. Headings included in this Agreement are for convenience only and are not intended to limit or expand the rights of the parties hereto.

10. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Wisconsin without regard to conflicts of law provisions.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first set forth above.

                             AMERICAN MEDICAL SECURITY HOLDINGS, INC.


                             By:        /S/ TIMOTHY J. MOORE
                                 -----------------------------------------------
                                        Sr. Vice President of Corporate Affairs,
                             Its:       Secretary & General Counsel
                                 -----------------------------------------------



                             AMERICAN MEDICAL SECURITY GROUP, INC.


                             By:        /S/ TIMOTHY J. MOORE
                                 -----------------------------------------------
                                        Sr. Vice President of Corporate Affairs,
                             Its:       Secretary & General Counsel
                                 -----------------------------------------------



                             EMPLOYEE

                                        /S/ WALLACE J. HILLIARD
                             ---------------------------------------------------
                             Wallace J. Hilliard